DEFINED BENEFIT PLAN	9 Months Ended
Sep. 30, 2012
DEFINED BENEFIT PLAN
17.	DEFINED BENEFIT PLAN

During 2011, the Company initiated a defined benefit cash balance pension plan (the “Cash Balance Plan”) for eligible employees. Company contributions are made to the cash account of the participants equal to 5.0% of eligible compensation. Participants’ cash accounts also receive interest credits each year based upon the average thirty-year United States Treasury bond rate published in September preceding the respective plan year. Participants become fully vested in their accounts after three years of service. The Cash Balance Plan was not in place during the nine months ended September 30, 2011. The net periodic benefit cost related to the Cash Balance Plan for the nine months ended September 30, 2012 of $1.2 million related primarily to current period service costs.